American Century Variable Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated May 1, 2019 ■ Statement of Additional Information dated May 1, 2019
The entry for Dan Gruemmer is deleted from the Accounts Managed table on page 42 of the Statement of Additional Information.
The following entry is added for Philip Sundell in the Accounts Managed table on page 42 of the Statement of Additional Information.

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Philip Sundell(1)	Number of Accounts	10	3	1
	Assets	$7.6 billion(2)	$1.5 billion	$1.1 million
1 Information is provided as of April 23, 2019.
2 Includes $42.9 million in VP Large Company Value and $875.3 million VP Value.
The following is added as the second sentence under Ownership of Securities on page 44 of the Statement of Additional Information. As of April 23, 2019, Philip Sundell did not beneficially own shares of VP Large Company Value and VP Value.

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